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                                                                 Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-16855, 333-16857, and 333-16859.



                                                        Arthur Andersen LLP

Boston, Massachusetts
February 26, 1998